Supplement dated May 2, 2014
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Global Bond Fund	5/1/2014
Effective July 1, 2014, the first paragraph under the caption "Principal Investment Strategies" in the "Summary of Columbia VP - Global Bond Fund" and the "More Information About Columbia VP - Global Bond Fund" sections are each hereby superseded and replaced with the following:
Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in debt obligations of issuers located in at least three different countries (which may include the U.S.).
Debt obligations include debt securities and instruments, including money market instruments, either issued or guaranteed as to principal and interest by (i) the U.S. Government, its agencies, authorities or instrumentalities, (ii) non-U.S. governments, their agencies, authorities or instrumentalities, or (iii) corporate or other non-governmental entities. The Fund may invest in debt securities and instruments across the credit quality spectrum and, at times, may invest significantly in below investment-grade fixed-income securities (commonly referred to as “high yield securities” or “junk bonds”) in seeking to achieve higher dividends and/or capital appreciation.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-227 A (5/14)